SCHEDULE 14A
                                   (Rule 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENTS
                              SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         The Brazilian Investment Fund, Inc.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                  (Name of Registrant as Specified in Its Charter)


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     2)   Aggregate number of securities to which transaction applies:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     4)   Proposed maximum aggregate value of transaction:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     5)   Total fee paid: . . . . . . . . . . . . . . . . . . . . . . . . . . .

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     2)   Form, Schedule or Registration Statement No.:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     3)   Filing Party:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     4)   Date Filed:
            . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                     Draft of March 13, 1997

                      THE BRAZILIAN INVESTMENT FUND, INC.
                   C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020


                              --------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------


To Our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Brazilian Investment Fund, Inc. (the "Fund") will be held on Wednesday, April 30, 1997, at 10:45 a.m. (New York time), in Conference Room 2 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

      1. To elect Directors until the next meeting of stockholders at which Directors are to be elected and until their successors are elected and have qualified.

      2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997.

      3. To approve or disapprove an Investment Advisory and Management Agreement between the Fund and Morgan Stanley Asset Management Inc.

      4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

      Only stockholders of record at the close of business on March 24, 1997 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.


                              VALERIE Y. LEWIS
                              SECRETARY


Dated: March [<circle>], 1997

      IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

PAGE

                      THE BRAZILIAN INVESTMENT FUND, INC.
                   C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020


                                ---------------

                                PROXY STATEMENT

                                ---------------


      This statement is furnished by the Board of Directors of The Brazilian Investment Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, April 30, 1997, at 10:45 a.m. (New York time), in Conference Room 2 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about March 27, 1997.

      The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. At the Meeting, the Fund's stockholders will consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("MS Group"), the direct parent of MSAM, the Fund's investment manager. Pursuant to the Merger Agreement, the Fund's investment manager will become a direct subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Fund's New Advisory Agreement is substantially the same as the Fund's Current Advisory Agreement (defined below), except for its date of execution.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors, FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1997 and FOR the approval of the New Advisory Agreement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

      The Board has fixed the close of business on March 24, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had [<circle>] shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

      The expense of solicitation will be borne by MSAM and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost (to be reimbursed by MSAM) not expected to exceed $[<circle>] plus expenses.

      THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE BRAZILIAN INVESTMENT FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02108-2798, OR BY CALLING 1-800-221-6726.

      Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank and Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

      THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE MATTERS MENTIONED IN ITEMS 1, 2 AND 3 OF THE NOTICE OF ANNUAL MEETING.


                             ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)

      At the Meeting, nine directors will be elected to hold office until the next meeting of stockholders at which directors are to be elected and until their successors are elected and have qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Barton M. Biggs, Warren J. Olsen, Peter J. Chase, John W. Croghan, David B. Gill, Graham E. Jones, John A. Levin, William
G. Morton, Jr. and R. Charles Tschampion.

      On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies the same people nominated to be Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of: The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., Morgan Stanley Russia & New Europe Fund, Inc., The Pakistan Investment Fund, Inc., The Thai Fund, Inc. and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement enhances the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants of the MSAM closed-end funds.

      Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

      The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently John W. Croghan, John A. Levin and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Levin. After the Meeting, the Audit Committee will continue to consist of Directors of the Fund who are not "interested persons." The Audit Committee met twice during the fiscal year ended December 31, 1996. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

      There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1996. For the fiscal year ended December 31, 1996, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, except Mr. Biggs, who attended two of the four meetings of the Board.

      Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

      Certain information regarding the Directors and officers of the Fund is set forth below:

                                                                                     COMMON
                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE          PRINCIPAL OCCUPATIONS AND          FEBRUARY 28,    DEFERRED FEE
NAME AND ADDRESS               FUND               OTHER AFFILIATIONS        AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------            ----------      -----------------------------   ---   ------------    -------------------- ----------
Barton M. Biggs*            Nominee;        Chairman,     Director    and    64     [<circle>]              -             ***
1221 Avenue of the Americas Director and    Managing  Director  of Morgan
New York, New York 10020    Chairman of the Stanley Asset Management Inc.
                            the Board       and Chairman and Director of
                            since           Morgan      Stanley     Asset
                            [<circle>]      Management Limited;  Managing
                                            Director of Morgan Stanley  &
                                            Co. Incorporated; Director of
                                            Morgan  Stanley  Group  Inc.;
                                            Director  of the Rand McNally
                                            Company; Member  of  the Yale
                                            Development  Board;  Director
                                            and Chairman of the Board  of
                                            seventeen   U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

Peter J. Chase              Nominee;        Chairman  and Chief Financial    64     [<circle>]              -             ***
1441 Paseo De Peralta       Director        Officer,       High      Mesa
Santa Fe, New Mexico 87501  since [<circle>] Technologies,  LLC; Chairman of  CGL,  Inc.;  Director  of
                                            thirteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management, Inc.

John W. Croghan             Nominee;        Chairman  of  Lincoln Capital    66     [<circle>]              97            ***
200 South Wacker Drive      Director        Management  Company; Director
Chicago, Illinois 60606     since [<circle>] of St. Paul Bancorp, Inc. and
                                            Lindsay   Manufacturing  Co.;
                                            Director  of   thirteen  U.S.
                                            registered         investment
                                            companies  managed by  Morgan
                                            Stanley   Asset    Management
                                            Inc.; Previously Director  of
                                            Blockbuster     Entertainment
                                            Corporation.

                                        3


                                                                                     COMMON
                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE          PRINCIPAL OCCUPATIONS AND          FEBRUARY 28,    DEFERRED FEE
NAME AND ADDRESS               FUND               OTHER AFFILIATIONS        AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------            ----------      -----------------------------   ---   ------------    -------------------- ----------

David B. Gill               Nominee;        Director   of  thirteen  U.S.    70     [<circle>]              -             ***
26210 Ingleton Circle       Director        registered         investment
Easton, Maryland 21601      since [<circle>] companies  managed by Morgan
                                            Stanley   Asset    Management
                                            Inc.;    Director    of   the
                                            Mauritius    Fund    Limited;
                                            Director of Moneda Chile Fund
                                            Limited;  Director  of  First
                                            NIS   Regional   Fund   SIAC;
                                            Director    of   Commonwealth
                                            Africa Investment  Fund Ltd.;
                                            Member   of   the  Investment
                                            Advisory   Council   of   The
                                            Thailand  Fund;  Chairman  of
                                            the Advisory  Board of Advent
                                            Latin American Private Equity
                                            Fund; Chairman  and  Director
                                            of  Norinvest  Bank; Director
                                            of   Surinvest  International
                                            Limited; Director of National
                                            Registry  Company; Previously
                                            Director of  Capital  Markets
                                            Department       of       the
                                            International         Finance
                                            Corporation;         Trustee,
                                            Batterymarch          Finance
                                            Management;    Chairman   and
                                            Director  of Equity  Fund  of
                                            Latin America  S.A.; Director
                                            of Commonwealth  Equity  Fund
                                            Limited;   and   Director  of
                                            Global Securities, Inc.

Graham E. Jones             Nominee;        Senior  Vice President of BGK    64     [<circle>]              -             ***
330 Garfield Street         Director        Properties;  Trustee  of nine
Suite 200                   since [<circle>] investment companies managed
Santa Fe, New Mexico 87501                  by   Weiss,   Peck  &  Greer,
                                            Trustee of eleven  investment
                                            companies  managed by  Morgan
                                            Grenfell  Capital  Management
                                            Incorporated;   Director   of
                                            thirteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management  Inc.;  Previously
                                            Chief  Financial  Officer  of
                                            Practice Management  Systems,
                                            Inc.

John A. Levin               Nominee;        President  of John A. Levin &    58     [<circle>]             67             ***
One Rockefeller Plaza       Director        Co.,    Inc.;   Director   of
New York, New York 10020    since [<circle>] fourteen   U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

William G. Morton, Jr.      Nominee;        Chairman  and Chief Executive    60     [<circle>]              -             ***
1 Boston Place              Director        Officer   of   Boston   Stock
Boston, Massachusetts 02108 since [<circle>] Exchange;  Director of Tandy
                                            Corporation;    Director   of
                                            thirteen    U.S.   registered
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

                                        4


                                                                                     COMMON
                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE          PRINCIPAL OCCUPATIONS AND          FEBRUARY 28,    DEFERRED FEE
NAME AND ADDRESS               FUND               OTHER AFFILIATIONS        AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------            ----------      -----------------------------   ---   ------------    -------------------- ----------

Warren J. Olsen*            Nominee;        Principal of Morgan Stanley &    40     [<circle>]              -             ***
1221 Avenue of the Americas Director        Co.  Incorporated  and Morgan
New York, New York 10020    since [<circle>] Stanley   Asset   Management
                            and President   Inc.; Director of Sixteen and
                            since [<circle>] President of seventeen  U.S.
                                            registered         investment
                                            companies  managed by  Morgan
                                            Stanley Asset Management Inc.

R. Charles Tschampion       Nominee;        Managing Director, Investment    51     [<circle>]              -             ***
767 Fifth Avenue            Director since  Strategy and Asset Allocation
New York, NY  10153         [<circle>]      and  Director, General Motors
                                            Investment         Management
                                            Corporation

James W. Grisham*           Vice            Principal of Morgan Stanley &    55     [<circle>]              -             ***
1221 Avenue of the Americas President since Co.  Incorporated  and Morgan
New York, New York 10020    1992            Stanley    Asset   Management
                                            Inc.;  Officer   of   various
                                            investment  companies managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.

Michael F. Klein*           Vice            Principal of Morgan Stanley &    37     [<circle>]              -             ***
1221 Avenue of the Americas President since Co.  Incorporated  and Morgan
New York, New York 10020    [<circle>]      Stanley Asset Management Inc.
                                            and    previously    a   Vice
                                            President thereof; Officer of
                                            various  investment companies
                                            managed  by   Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Previously practiced law with
                                            the  New  York  law  firm  of
                                            Rogers & Wells.

Harold J. Schaaff, Jr.*     Vice            Principal of Morgan Stanley &    36     [<circle>]              -             ***
1221 Avenue of the Americas President since Co.  Incorporated  and Morgan
New York, New York 10020    1992            Stanley    Asset   Management
                                            Inc.;  General   Counsel  and
                                            Secretary  of Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Officer of various investment
                                            companies  managed  by Morgan
                                            Stanley Asset Management Inc.

Joseph P. Stadler*          Vice            Vice   President   of  Morgan    42     [<circle>]              -             ***
1221 Avenue of the Americas President since Stanley  &  Co.  Incorporated
New York, New York 10020    1994            and   Morgan   Stanley  Asset
                                            Management Inc.;  Officer  of
                                            various  investment companies
                                            managed  by   Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Previously     with     Price
                                            Waterhouse LLP.

Valerie Y. Lewis*           Secretary since Vice   President   of  Morgan    41     [<circle>]              -             ***
1221 Avenue of the Americas 1992            Stanley  &  Co.  Incorporated
New York, New York 10020                    and   Morgan   Stanley  Asset
                                            Management Inc.;  Officer  of
                                            various  investment companies
                                            managed  by   Morgan  Stanley
                                            Asset    Management     Inc.;
                                            Previously with Citicorp.

                                        5


                                                                                     COMMON
                                                                                     STOCK            SHARE
                                                                                  BENEFICIALLY    EQUIVALENTS
                             POSITION                                             OWNED AS OF     OWNED UNDER
                             WITH THE          PRINCIPAL OCCUPATIONS AND          FEBRUARY 28,    DEFERRED FEE
NAME AND ADDRESS               FUND               OTHER AFFILIATIONS        AGE   1997**          ARRANGEMENTS<DAGGER> PERCENTAGE
----------------            ----------      -----------------------------   ---   ------------    -------------------- ----------

James M. Rooney             Treasurer since Assistant  Vice President and    38     [<circle>]              -             ***
73 Tremont Street           1994            Manager        of        Fund
Boston, Massachusetts 02108                 Administration,  Chase Global
                                            Funds    Services    Company;
                                            Officer of various investment
                                            companies  managed  by Morgan
                                            Stanley    Asset   Management
                                            Inc.;  Previously   Assistant
                                            Vice President and Manager of
                                            Fund  Compliance and Control,
                                            Scudder  Stevens & Clark Inc.
                                            and Audit  Manager,  Ernst  &
                                            Young LLP.

Belinda Brady               Assistant       Manager, Fund Administration,    28     [<circle>]              -             ***
73 Tremont Street           Treasurer since Chase  Global  Funds Services
Boston, Massachusetts 02108 1996            Company;  Officer  of various
                                            investment companies  managed
                                            by   Morgan   Stanley   Asset
                                            Management Inc.;
                                            Previously     with     Price
                                            Waterhouse LLP.

All Directors and Officers as a Group                                               [<circle>]             164            ***
                                                                                    ==========             ===            ===
--------------------
  * "Interested  person" within the meaning of the 1940 Act.  Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Olsen, Grisham, Klein, Schaaff and Stadler and Ms. Lewis are officers of the Manager.
 ** This information has been furnished by each nominee and officer.
*** Less than 1%.
<dagger>  Indicates  share  equivalents  owned by the Directors and held in cash accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

      Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

      The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $[<circle>] plus certain out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which will consist of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act, as amended, will receive an additional fee of $[<circle>] for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1996 were approximately $[<circle>].

      Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director may defer to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

      Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by
MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

      Currently, Messrs. Croghan and Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

      Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates, (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1996.

                                                                PENSION OR                                     NUMBER OF
                                                                RETIREMENT          TOTAL COMPENSATION         FUNDS IN
                                          AGGREGATE          BENEFITS ACCRUED          FROM FUND AND         FUND COMPLEX
                                         COMPENSATION         AS PART OF THE         FUND COMPLEX PAID         FOR WHICH
      NAME OF DIRECTORS                FROM FUND(2)(3)       FUND'S EXPENSES        TO DIRECTORS(2)(4)    DIRECTOR SERVES(5)
------------------------------        -----------------     -----------------       ------------------    ------------------
Barton M. Biggs(1)                        $      0                  None                $       0                    17
Peter J. Chase                               3,269                  None                   57,691                    13
John W. Croghan                              3,802                  None                   73,925                    13
David B. Gill                                3,269                  None                   59,910                    13
Graham E. Jones                              3,269                  None                   60,546                    13
John A. Levin                                3,778                  None                   77,539                    14
William G. Morton, Jr.                       3,769                  None                   67,893                    13
Warren J. Olsen(1)                               0                  None                        0                    17
R. Charles Tschampion                        6,000                  None                    6,000                     1
Frederick B. Whittemore(1)(6)                    0                  None                        0                    16
--------------------
(1) "Interested persons" of the Fund within the meaning of the 1940 Act.  Messrs. Biggs and Olsen do not receive any compensation from  the Fund or any other investment company in the Fund Complex for their  services  as  a  director  of  such  investment companies.
(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal  year  ended December 31, 1996, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Mr.  Croghan earned $3,802 and Mr. Levin earned $3,375 in deferred compensation from the Fund, pursuant to the deferred fee arrangements  described above, including any capital gains or losses or interest associated therewith, during the fiscal year
    ended December  31,  1996.   Such  amounts  are  included in these Directors' respective aggregate compensation from the Fund reported in this table.
(4) Mr.  Croghan  earned  $72,671,  Mr.  Gill earned $21,027, Mr. Jones earned $21,605 and Mr. Levin earned $70,597 in deferred compensation from the Fund and the Fund  Complex,  pursuant  to  the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the  fiscal  year ended December 31, 1996.  Such amounts are included in these Directors' respective compensations from the Fund and the Fund Complex reported in this table.
(5) Indicates the total number of boards of directors of investment companies in the  Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1996.
(6) Mr. Whittemore resigned as a Director of the Fund effective March [<circle>], 1997.

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors complied with all applicable filing requirements for the fiscal year ended December 31, 1996.

      The election of each of the directors requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.


                     SELECTION OF INDEPENDENT ACCOUNTANTS
                               (PROPOSAL NO. 2)

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1997. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

      The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

      The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.


                      APPROVAL OF A NEW ADVISORY CONTRACT
                               (PROPOSAL NO. 3)

THE MANAGER

      MSAM acts as investment manager for the Fund. The Manager has acted as investment manager for the Fund since the Fund commenced its investment operations.

      The Manager currently is a wholly-owned subsidiary of MS Group and is registered under the U.S. Investment Advisers Act of 1940, as amended. The Manager provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1996, MSAM had, together with its affiliated investment management companies (which include Van Kampen American Capital, Inc. and Miller Anderson &

Sherrerd, LLP), assets under management (including assets under fiduciary advisory control) totaling approximately $[<circle>] billion.

      As an investment adviser, MSAM emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide. MSAM draws upon the capabilities of its asset management specialists located in its various offices throughout the world. It also draws upon the research capabilities of MS Group and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services MSAM utilizes. For the fiscal year ended December 31, 1996, the Fund paid approximately $[<circle>] in brokerage commissions, of which approximately $[<circle>] was paid by the Fund to affiliates of the Manager, including Morgan Stanley & Co.

      The address of the Manager is 1221 Avenue of the Americas, New York, New York 10020. The principal address of MS Group is 1585 Broadway, New York, New York 10036.

      Certain information regarding the directors and the principal executive officers of the Manager is set forth below.


                                                                                 PRINCIPAL OCCUPATION AND
NAME AND ADDRESS                  POSITION WITH MSAM                                 OTHER INFORMATION
----------------                  ------------------                    -------------------------------------------
Barton M. Biggs*                  Chairman, Director and Managing       Chairman  and  Director  of  Morgan Stanley
                                  Director                              Asset Management Limited; Managing Director
                                                                        of   Morgan  Stanley  &  Co.  Incorporated;
                                                                        Director of Morgan Stanley Group Inc.
Peter A. Nadosy*                  Vice Chairman, Director and Managing  Managing  Director  of Morgan Stanley & Co.
                                  Director                              Incorporated; Director  of  Morgan  Stanley
                                                                        Asset Management Limited
James M. Allwin*                  President, Director and Managing      Managing  Director  of Morgan Stanley & Co.
                                  Director                              Incorporated; President  of  Morgan Stanley
                                                                        Realty Inc.
Gordon S. Gray*                   Director and Managing Director        Managing  Director  of Morgan Stanley & Co.
                                                                        Incorporated; Director  of  Morgan  Stanley
                                                                        Asset Management Limited
Dennis G. Sherva*                 Director and Managing Director        Managing  Director  of Morgan Stanley & Co.
                                                                        Incorporated
--------------------
* Business Address:  1221 Avenue of the Americas, New York, New York 10020

INFORMATION CONCERNING MORGAN STANLEY GROUP INC.

      MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley & Co. International provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range or asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.

      Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit cards services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products, with a particular focus on serving the investment needs of its individual clients through over 9,100 professional account executives located in 361 branch offices. DWR is among the largest members NYSE members and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

THE MERGER

      Pursuant to the Merger Agreement, MS Group will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the Manager will be a direct subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

      Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

      The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.

      The Board of Directors of Morgan Stanley, Dean Witter, Discovery & Co. will consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discovery & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

      The Manager does not anticipate any reduction in the quality of services now provided to the Fund and does not expect that the Merger will result in any material changes in the business of the Manager or in the manner in which the Manager renders services to the Fund. Nor does the Manager anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreement (as defined below) with the Fund or to operate its business in a manner consistent with past business practice.

THE ADVISORY AGREEMENTS

      In anticipation of the Merger, a majority of the Directors of the Fund who are not parties to the New Advisory Agreement or interested persons of any such party ("Disinterested Directors") approved a new investment advisory agreement (the "New Advisory Agreement") between the Fund and the Manager. The form of the New Advisory Agreement is substantially the same as to the Fund's Current Advisory Agreement, except for the date of execution and the omission of obsolete provisions described below. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.

      The following is a summary of the Current Advisory Agreement and the New Advisory Agreement. The description of the New Advisory Agreement is qualified by reference to Annex A.

      THE CURRENT ADVISORY AGREEMENT. The Current Advisory Agreement, dated as of June 4, 1991 (the "Current Advisory Agreement"), was last approved by stockholders of the Fund at a meeting held on June 3, 1993.

      Under the Current Advisory Agreement, the Manager is responsible for the investment and reinvestment of the assets of the Fund, subject to the supervision of the Funds' Directors. The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Directors and officers of the Fund if duly elected to such positions.

      The Fund pays the Manager for services performed a fee payable monthly at the annual rates of 0.90% of the first $50 million of the Fund's average weekly net assets, 0.70% of such assets in excess of $50 million up to and including $100 million and 0.50% of such assets in excess of $100 million. This fee is higher than advisory fees paid by most other investment companies, primarily because of the additional time and expense required of the Manager in pursuing the Fund's objective of investing in Brazilian securities. The aggregate fee paid to the Manager for the fiscal year ended December 31, 1996 was $[<circle>]. As of December 31, 1996, the Fund's net assets were valued at $[<circle>].

      The Current Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Fund or by the Manager upon 60 days' written notice.

      The Current Advisory Agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Current Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

      Under the Current Advisory Agreement, the Manager is permitted to provide investment advisory services to other clients, including clients who may invest in securities in which the Fund may invest.

      THE NEW ADVISORY AGREEMENT. The Board approved a proposed new advisory agreement between the Fund and the Manager on March 13, 1997, the form of which is attached as Annex A (the "New Advisory Agreement"). The form of the proposed New Advisory Agreement is substantially the same as to the Current Advisory Agreement, except for the date of execution and the deletion of references in the Current Advisory Agreement to a subadvisory arrangement with a Brazilian adviser that was terminated by the Fund in [19__].

      The investment advisory fee as a percentage of net assets payable by the Fund to the Manager will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, advisory fees paid to the Manager by the Fund would have been identical to those paid under the Current Advisory Agreement.

      The Board of the Fund held a meeting on March 13, 1997, at which meeting the Directors, including the Disinterested Directors, unanimously approved the New Advisory Agreement for the Fund and recommended the Agreement for approval by the stockholders of the Fund. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of stockholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

      In evaluating the New Advisory Agreement, the Board took into account that the Fund's Current Advisory Agreement and its New Advisory Agreement, including their terms relating to the services to be provided thereunder by the Manager and the fees and expenses payable by the Fund, are identical, except for the date of execution and the omission of obsolete provisions described above. The Board also considered other possible benefits to the Manager and

Morgan Stanley, Dean Witter, Discover & Co. that may result from the Merger including the continued use of Morgan Stanley & Co. and Dean Witter Discover brokers and its affiliates, to the extent permitted by law, for brokerage services.

      The Board also examined the terms of the Merger Agreement and the possible effects of the Merger upon the Manager's organization and upon the ability of the Manager to provide advisory services to the Fund. The Board also considered the skills and capabilities of the Manager. In this regard, the Board was informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to the Manager.

      The Board also weighed the effect on the Fund of the Manager becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief the Fund will be prohibited from purchasing securities from Morgan Stanley & Co. and DWR in transactions in which Morgan Stanley & Co. and/or DWR act as principal. Currently the Fund is prohibited from making such purchases in only those transactions in which Morgan Stanley & Co. or an affiliate acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley & Co. or an affiliate is acting as an underwriter. In this connection, management of the Manager represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

      After consideration  of  the  above  factors  and  such other factors and information that the Board deemed relevant, the Directors, and the Disinterested Directors voting separately, unanimously approved the New Advisory Agreement and voted to recommend its approval to the stockholders of the Fund.

      In the event that stockholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its stockholders, which may include proposing that stockholders approve an agreement in lieu of the New Advisory Agreement. In the event the Merger is not consummated, the Manager would continue to serve as investment manager of the Fund pursuant to the terms of the Current Advisory Agreement.

STOCKHOLDER APPROVAL

      To become effective, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Advisory Agreement was unanimously approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit the New Advisory Agreement for consideration by the stockholders of the Fund.

      THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      To the knowledge of the Fund's management, the following person owned beneficially more than 5% of the Fund's outstanding shares at March [<circle>], 1997:

       NAME AND ADDRESS OF                                    AMOUNT AND NATURE OF
        BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP                    PERCENT OF CLASS
--------------------------------------------------------  --------------------------------            ----------------
General Motors Employees Global Group Pension Trust*               310,324.494                              55.70%
c/o Chase Manhattan Bank, National Association, Trustee
1211 Avenue of the Americas, 33rd Floor
New York, New York 10153

International Finance Corporation**                                 92,881.986                              16.70%
1818 H Street, N.W.
Washington, District of Columbia 20433

KBD Limited Partnership***                                          91,305.000                              16.40%
First Interstate Bank of Nevada N.A. Trust Department
3800 Howard Hughes Parkway, Suite 2000
Las Vegas, Nevada 89109

RCD Limited Partnership+                                            91,305.000                              16.40%
First Interstate Bank of Nevada N.A. Trust Department
3800 Howard Hughes Parkway, Suite 2000
Las Vegas, Nevada 89109

Tepe & Co.**                                                        30,897.952                               5.50%
c/o Morgan Stanley Guaranty Trust Company of New York
P.O. BOX 1479
Church Street Station
New York, New York 10008
--------------------
*   Fund's knowledge  based  on  records  available  to  the  Fund  and  a  Schedule  13D  filed with the Commission on
    September  1, 1995.  Voting power with respect to such shares is shared with General Motors  Investment  Management
    Corporation  and  dispositive  power with respect to such shares is shared with the Pension Investment Committee of
    General Motors.
**  Fund's knowledge based solely on records available to it.
*** Fund's  knowledge  based  on  records  available  to  the  Fund  and  a Schedule 13D filed with the  Commission  on
    February 12, 1993.  KBD Corporation, the sole general partner of KBD Limited  Partnership,  and  Robert C. Dart and
    William A. Dart, each a 50% shareholder of KBD Corporation, share voting and dispositive power with respect to such shares and are beneficial owners due to its or his position.
 +  Fund's  knowledge  based  on  records  available  to  the  Fund  and  a Schedule 13D filed with the  Commission  on
    February 12, 1993.  RCD Corporation, the sole general partner of RCD Limited  Partnership,  and Kenneth B. Dart and
    William A. Dart, each a 50% shareholder of RCD Corporation, share voting and dispositive power with respect to such shares and are beneficial owners due to its or his position.


                                 OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

      A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before November 27, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                    VALERIE Y. LEWIS
                                    SECRETARY

Dated: March [<circle>], 1997

      STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                        ANNEX B


      The following table indicates the size of each U.S. investment company advised or sub-advised by the Manager, the amount of advisory fees or sub-advisory fees paid to the Manager for the last fiscal year of such investment company, the amount of other material fees paid to the Manager for such fiscal year and the advisory fee rate. Average net assets are calculated on a daily basis for open-end funds and on a weekly basis for closed-end funds.


         INVESTMENT COMPANY            Net Assets as of     Aggregate amount of     Amount of Other       Asset Management Fee as
                                       FEBRUARY 28, 1997        Advisory /       Material Payments to             Percent
                                                                Subadvisory         the Manager for        of Average Net Assets
                                                                Fee for Last     THE LAST FISCAL YEAR     (ANNUAL RATE OF MSAM'S
                                                                FISCAL YEAR                                    COMPENSATION)
Morgan Stanley Institutional Fund,
Inc. (1)
-Active Country Allocation Portfolio     $  187,031,777          $  1,168,571             $0           0.65% of average daily net
                                                                                                       assets
-Aggressive Equity Portfolio                121,791,751               400,006              0           0.80% of average daily net
                                                                                                       assets
-Asian Equity Portfolio                     365,212,440             3,378,056              0           0.80% of average daily net
                                                                                                       assets
-Balanced Portfolio                           7,573,877                74,832              0           0.50% of average daily net
                                                                                                       assets
-China Growth Portfolio (2)                           0                     0              0           1.00% of average daily net
                                                                                                       assets
-Emerging Growth Portfolio                   82,677,378             1,024,956              0           1.00% of average daily net
                                                                                                       assets
-Emerging Markets Debt Portfolio            162,883,938             1,887,155              0           1.00% of average daily net
                                                                                                       assets
-Emerging Markets Portfolio               1,557,680,866            15,367,651              0           1.25% of average daily net
                                                                                                       assets
-Equity Growth Portfolio                    467,132,622             1,192,888              0           0.60% of average daily net
                                                                                                       assets
-European Equity Portfolio                  215,681,709             1,034,869              0           1.00% of average daily net
                                                                                                       assets
-Fixed Income Portfolio                     122,195,042               559,304              0           0.35% of average daily net
                                                                                                       assets
-Global Equity Portfolio                     87,115,900               630,346              0           0.80% of average daily net
                                                                                                       assets
-Global Fixed Income Portfolio              116,017,909               437,198              0           0.40% of average daily net
                                                                                                       assets
-Gold Portfolio(3)                           38,303,227               274,000              0           1.00% of average daily net
                                                                                                       assets
-Growth and Income Fund (2)                           0                     0              0           0.75% of average daily net
                                                                                                       assets
-High Yield Portfolio                       123,820,445               438,512              0           0.50% of average daily net
                                                                                                       assets
-International Equity Portfolio           2,412,774,091            15,860,657              0           0.80% of average daily net
                                                                                                       assets
-International Magnum Portfolio             124,710,803               381,756              0           0.80% of average daily net
                                                                                                       assets
-International Small Cap Portfolio          239,291,131             2,092,097              0           0.95% of average daily net
                                                                                                       assets
-Japanese Equity Portfolio                  156,667,861             1,642,268              0           0.80% of average daily net
                                                                                                       assets
-Latin American Portfolio                    55,950,497               287,055              0           1.10% of average daily net
                                                                                                       assets
-Money Market Portfolio                   1,278,773,524             3,343,176              0           0.30% of average daily net
                                                                                                       assets
-Mortgaged-Backed Securities                          0                     0              0           0.30% of average daily net
Portfolio (2)                                                                                          assets
-Municipal Bond Portfolio                    43,819,386               134,963              0           0.30% of average daily net
                                                                                                       assets
-Municipal Money Market Portfolio           721,197,094             1,932,187              0           0.30% of average daily net
                                                                                                       assets
-Small Cap Value Equity Portfolio            29,921,023               345,122              0           0.85% of average daily net
                                                                                                       assets
-Technology Portfolio(4)                      5,504,680                12,699              0           1.00% of average daily net
                                                                                                       assets
-U.S. Real Estate Portfolio                 246,501,294             1,017,980              0           0.80% of average daily net
                                                                                                       assets
-Value Equity Portfolio                     109,811,808               655,516              0           0.50% of average daily net
                                                                                                       assets
Morgan Stanley Fund, Inc. (5)
-American Value Fund                         54,190,478               363,998              0           0.85% of average daily net
                                                                                                       assets
-Aggressive Equity Fund                      30,105,256                31,323              0           0.90% of average daily net
                                                                                                       assets
-Asian Growth Fund                          394,810,098             3,762,252              0           1.00% of average daily net
                                                                                                       assets
-Emerging Markets Fund                      174,767,303             1,081,943              0           1.25% of average daily net
                                                                                                       assets
-Global Equity Allocation Fund              161,349,524             1,047,751              0           1.00% of average daily net
                                                                                                       assets
-Global Fixed Income Fund                     9,525,078               121,568              0           0.75% of average daily net
                                                                                                       assets
-Government Obligations Money Market        122,965,353                     0              0           0.45% of the first $250
(6)                                                                                                    million
                                                                                                       0.40% of the next $250
                                                                                                       million
                                                                                                       0.35% of the excess over
                                                                                                       $500 million
-High Yield Fund                             16,444,430                12,710              0           0.75% of average daily net
                                                                                                       assets
-Japanese Equity Fund (2)                             0                     0              0           1.00% of average daily net
                                                                                                       assets
-International Magnum Fund                   24,529,959                     0              0           1.00% of average daily net
                                                                                                       assets
-Latin America Fund                          53,413,053               218,502              0           1.25% of average daily net
                                                                                                       assets
-Money Market Fund (6)                      153,358,157                     0              0           0.45% of the first $250
                                                                                                       million
                                                                                                       0.40% of the next $250
                                                                                                       million
                                                                                                       0.35% of the excess over
                                                                                                       $500 million
-U.S. Real Estate Fund                       21,362,116                 8,641              0           1.00% of average daily net
                                                                                                       asset
-Worldwide High Income Fund                 164,403,651               527,214              0           0.75% of average daily net
                                                                                                       assets
Morgan Stanley Universal Funds, Inc.
-Asian Equity (7)                                     0                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Balanced (2)                                         0                     0              0           0.50% of the first $500
                                                                                                       million
                                                                                                       0.45% of the next $500
                                                                                                       million
                                                                                                       0.40% of the excess over $1
                                                                                                       billion
-Core Equity (2)                                      0                     0              0           0.55% of the first $500
                                                                                                       million
                                                                                                       0.50% of the next $500
                                                                                                       million
                                                                                                       0.45% of the excess over $1
                                                                                                       billion
-Emerging Markets Debt (2)                            0                     0              0           0.75% of the first $500
                                                                                                       million
                                                                                                       0.70% of the next $500
                                                                                                       million
                                                                                                       0.65% of the excess over $1
                                                                                                       billion
-Emerging Markets Equity                     15,607,752                32,000              0           1.25% of the first $500
                                                                                                       million
                                                                                                       1.20% of the next $500
                                                                                                       million
                                                                                                       1.15% of the excess over $1
                                                                                                       billion
-Fixed Income (8)                             8,126,150                     0              0           0.40% of the first $500
                                                                                                       million
                                                                                                       0.35% of the next $500
                                                                                                       million
                                                                                                       0.30% of the excess over $1
                                                                                                       billion
-Global Equity (8)                            5,225,659                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Growth (8)                                   2,843,221                     0              0           0.55% of the first $500
                                                                                                       million
                                                                                                       0.50% of the next $500
                                                                                                       million
                                                                                                       0.45% of the excess over $1
                                                                                                       billion
-High Yield (8)                               8,228,296                     0              0           0.50% of the first $500
                                                                                                       million
                                                                                                       0.45% of the next $500
                                                                                                       million
                                                                                                       0.40% of the excess over $1
                                                                                                       billion
-International Fixed Income (2)                       0                     0              0           0.50% of the first $500
                                                                                                       million
                                                                                                       0.45% of the next $500
                                                                                                       million
                                                                                                       0.40% of the excess over $1
                                                                                                       billion
-International Magnum (8)                    10,283,605                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Mid-Cap Growth (2)                                   0                     0              0           0.75% of the first $500
                                                                                                       million
                                                                                                       0.70% of the next $500
                                                                                                       million
                                                                                                       0.65% of the excess over $1
                                                                                                       billion
-Mid-Cap Value (8)                            3,126,150                     0              0           0.75% of the first $500
                                                                                                       million
                                                                                                       0.70% of the next $500
                                                                                                       million
                                                                                                       0.65% of the excess over $1
                                                                                                       billion
-Money Market (2)                                     0                     0              0           0.30% of the first $500
                                                                                                       million
                                                                                                       0.25% of the next $500
                                                                                                       million
                                                                                                       0.20% of the excess over $1
                                                                                                       billion
-Multi-Asset Class (2)                                0                     0              0           0.65% of the first $500
                                                                                                       million
                                                                                                       0.60% of the next $500
                                                                                                       million
                                                                                                       0.55% of the excess over $1
                                                                                                       billion
-U.S. Real Estate (7)                                 0                     0              0           0.80% of the first $500
                                                                                                       million
                                                                                                       0.75% of the next $500
                                                                                                       million
                                                                                                       0.70% of the excess over $1
                                                                                                       billion
-Value (8)                                    3,167,098                     0              0           0.55% of the first $500
                                                                                                       million
                                                                                                       0.50% of the next $500
                                                                                                       million
                                                                                                       0.45% of the excess over $1
                                                                                                       billion
The Brazilian Investment Fund, Inc.          58,816,028               425,000              0           0.90% of the first 50
                                                                                                       million
                                                                                                       0.70% of the next 50 million
                                                                                                       0.50% of the excess over 100
                                                                                                       million
The Latin American Discovery Fund,          204,346,643             1,899,000              0           1.15% of average weekly net
Inc.                                                                                                   assets
The Malaysia Fund, Inc.                     192,501,967             1,330,000              0           0.90% of the first 50
                                                                                                       million
                                                                                                       0.70% of the next 50 million
                                                                                                       0.50% of the excess over 100
                                                                                                       million
Morgan Stanley Africa Investment            310,803,693             3,106,000              0           1.20% of average weekly net
Fund,Inc.                                                                                              assets
Morgan Stanley Asia-Pacific Fund,           854,649,586             8,796,000              0           1.00% of average weekly net
Inc..                                                                                                  assets
Morgan Stanley Emerging Markets Debt        321,966,172             3,125,000              0           1.00% of average weekly net
Fund, Inc.                                                                                             assets
Morgan Stanley Emerging Markets             407,981,941             4,713,000              0           1.25% of average weekly net
Fund, Inc.                                                                                             assets
Morgan Stanley Global Opportunity            65,384,292               585,000              0           1.00% of average weekly net
Bond Fund, Inc.                                                                                        assets
Morgan Stanley High Yield Fund, Inc.        129,972,796               842,000              0           0.70% of average weekly net
                                                                                                       assets
Morgan Stanley India Investment             341,625,451             3,812,000              0           1.10% of average weekly net
Fund, Inc.                                                                                             assets
Morgan Stanley Russia & New Europe          142,333,723               400,000              0           1.60% of average weekly net
Fund, Inc.                                                                                             assets
The Pakistan Investment Fund, Inc.           67,931,758               743,000              0           1.00% of average weekly net
                                                                                                       assets
The Thai Fund, Inc.                         183,531,329             1,812,000              0           0.90% of the first 50
                                                                                                       million
                                                                                                       0.70% of the next 50 million
                                                                                                       0.50% of the excess over 100
                                                                                                       million
The Turkish Investment Fund, Inc.            51,846,955               359,000              0           0.95% of the first 50
                                                                                                       million
                                                                                                       0.75% of the next 50 million
                                                                                                       0.55% of the excess over 100
                                                                                                       million

(1) Includes Class A and Class B shares.
(2) Currently Inactive.
(3) Management fee includes a 0.40% sub-advisory fee payable by the Manager.
(4) Commenced operations March 16, 1996.
(5) Includes Class A, Class B and Class C shares.  Fiscal year end June 30, 1996.
(6) Formerly, a portfolio of PCS Cash Fund, which was merged with and into Morgan Stanley Fund, Inc. on September 27, 1996.
(7) Commenced operations March 3, 1997.
(8) Commenced operations January 2, 1997.